UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/12/2007

CROWN MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30700

Delaware	84-1524410
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12700 Ventura Boulevard,
Suite 200,
Studio City, California 91604
(Address of principal executive offices, including zip code)

(818) 755-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On December 12, 2007, Anil Jagtiani resigned from his position as a member of the Board of Directors of Crown Media Holdings, Inc. (the "Company"), effective immediately.

(d)        On December 12, 2007, Steve Doyal and Tom Wright were elected to the Board of the Company by its Board of Directors. Messrs. Doyal and Wright were nominated by Hallmark Entertainment Investments Co. ("HEIC"), a subsidiary of Hallmark Cards, Incorporated ("Hallmark"), pursuant to the Second Amended and Restated Stockholders Agreement, dated August 30, 2001, as amended, by and among the Company, HEIC, VISN, a subsidiary of the National Interfaith Cable Coalition, Inc., and The DIRECTV Group, Inc. (previously filed as Exhibit 10.6 to our Quarterly Report on Form 10-Q filed on November 13, 2001 (File Number 000-30700; Film Number 1784987) and incorporated herein by reference). The Board has not determined the committees of the Board on which Messrs. Doyal and Wright will serve.

Mr. Doyal has been Senior Vice President of Public Affairs and Communications and a corporate officer at Hallmark since 1994. In this position, he oversees the operations of the Hallmark's communications programs, including internal communications and publications, audio-visual communications, media relations, government affairs, and the Hallmark Visitors Center. Prior to that, he served as Media Relations Director from 1993 to 1994 and as Corporate Media Relations Manager from 1988 to 1993.

Mr. Wright has been Senior Vice President of Human Resources and a corporate officer at Hallmark since January 2005. In this position, Mr. Wright directs all human resources and personnel services, functions and activities for the corporation, which includes performance management and rewards, employee relations, staffing, organizational development, training and development, corporate diversity, and employee services. Prior to that, he served as Executive Assistant to the Personal Expression Group from 2003 to 2005 and as Human Resources Director for Corporate Divisions and Corporate Services from 1998 to 2003.

Neither Mr. Doyal nor Mr. Wright has any family relationship with any of the Company's directors or executive officers and neither is a party to any transactions listed in Item 404(a) of Regulation S-K. Further, neither Mr. Doyal nor Mr. Wright entered into any plan, contract or arrangement in connection with their election to the Board.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.

Date: December 18, 2007	By:	/s/ Charles L. Stanford
Charles L. Stanford
EVP, Legal & Business Affairs and General Counsel